UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2015
United Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Blvd, Suite 200, Glastonbury CT	06033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of United Financial Bancorp, Inc. (the “Company”) was held on May 21, 2015 (the “Annual Meeting”). There were 48,895,152 shares of Common Stock eligible to be voted at the Annual Meeting and 44,968,402 shares were represented at the meeting by the holders thereof, which constituted a quorum. The Meeting was adjourned to be reconvened on June 17, 2015 at 10:00 a.m. at the Company’s corporate headquarters in Glastonbury, Connecticut for the limited purpose of (1) approving the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments, and (2) approving an amendment to the Certificate of Incorporation to allow for the conversion of the Company from the State of Connecticut to Delaware.

The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	Three Directors were re-elected at the Annual Meeting, Paula A. Aiello, Carol A. Leary and Kevin E. Ross to serve for four-year terms by the following vote:

Director	For	Withheld	Non-Vote
Paula A. Aiello	36,788,095	1,663,952	6,516,355
Carol A. Leary	36,898,510	1,553,537	6,516,355
Kevin E. Ross	36,729,323	1,722,724	6,516,355

2.
Approval of the Company’s executive compensation as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in the Proxy Statement.

For	Against	Abstain	Non-Vote
31,829,503	6,270,579	351,965	6,516,355

3.	Approval to hold the advisory vote on executive compensation every year.

One Year	Two Years	Three Years	Abstain	Non-Vote
33,038,092	433,059	4,447,678	533,218	6,516,355

4.	Consideration of the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments.

For	Against	Abstain	Non-Vote
36,329,962	1,898,251	223,834	6,516,355

5.	Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 120,000,000.

For	Against	Abstain
40,425,759	3,594,321	948,322

There were no broker non-votes on the proposal.

6.	Consideration of an amendment to the Certificate of Incorporation to allow for the conversion of the Company from the State of Connecticut to Delaware.

For	Against	Abstain	Non-Vote
36,444,661	1,820,187	187,199	6,516,355

7.	Ratification of the appointment of Wolf and Company, P.C. as independent auditors of the Company for the year ending December 31, 2015 was approved by the stockholders by the following vote:

For	Against	Abstain
43,978,635	768,139	221,628

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 22, 2015            UNITED FINANCIAL BANCORP, INC.
Registrant

By:    /s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer